Exhibit 10.3

2009 PERFORMANCE SHARE PROGRAM

AWARD CALCULATION METHODOLOGY

Parameter	Description
Award Metrics

“Initial Meta-Funding Gate” requires achievement of GAAP revenues of 90% of Annual Operating Plan (AOP) Threshold performance

•      If Initial Meta-Funding Gate is not met, no Actual Awards will be earned for 2009

•      If Initial Meta-Fund Gate is met, Maximum Awards may be earned, subject to reduction based on the achievement of the following “Other Performance Goals”:

•      Revenue (adjusted to include shippable backlog at the end of the fiscal year) – Maximum Award reduced to zero if performance does not equal or exceed 90% of AOP (AOP revenue goal will be set in consideration of beginning of year shippable backlog); and

•      Non-GAAP Operating Profit (adjusted to include the profit associated with shippable backlog at the end of the fiscal year) – Maximum Award reduced to zero if performance does not equal or exceed 75% of AOP.

Actual Awards determined using the matrix provided in Section 2, below.

Award Determination

•                                          If Initial Meta-Funding Gate is not met, no Performance Shares are credited/earned

•                                          If Initial Meta Funding Gate is met, the number of Performance Shares credited as an Actual Award is calculated using the matrix below

Step 1: Determine the “Performance Share Percentage” based on achievement of the Other Performance Goals by using the matrix below:

	125%	98%	102%	106%	111%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%
	124%	96%	101%	105%	109%	113%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%
	123%	95%	99%	103%	108%	112%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%
	122%	93%	98%	102%	106%	111%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%
	121%	92%	96%	101%	105%	109%	114%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%
	120%	90%	95%	99%	103%	108%	112%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%
	119%	89%	93%	98%	102%	106%	111%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%
	118%	88%	92%	96%	101%	105%	109%	114%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%
	117%	86%	91%	95%	99%	103%	108%	112%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%
	116%	85%	89%	93%	98%	102%	106%	111%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%
	115%	83%	88%	92%	96%	101%	105%	109%	114%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%
	114%	82%	86%	91%	95%	99%	103%	108%	112%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%
	113%	80%	85%	89%	93%	98%	102%	106%	111%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%
	112%	79%	83%	88%	92%	96%	101%	105%	109%	114%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%
	111%	78%	82%	86%	91%	95%	99%	103%	108%	112%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%
	110%	76%	80%	85%	89%	93%	98%	102%	106%	111%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%
	109%	75%	79%	83%	88%	92%	96%	101%	105%	109%	114%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%
	108%	73%	78%	82%	86%	91%	95%	99%	104%	108%	112%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%
	107%	72%	76%	80%	85%	89%	93%	98%	102%	106%	111%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%
	106%	70%	75%	79%	83%	88%	92%	96%	101%	105%	109%	114%	115%	115%	115%	115%	115%	115%	115%	115%	115%	115%
	105%	69%	73%	78%	82%	86%	91%	95%	99%	104%	108%	112%	114%	115%	115%	115%	115%	114%	114%	114%	113%	113%
	104%	68%	72%	76%	81%	85%	89%	93%	98%	102%	106%	111%	112%	114%	113%	113%	112%	112%	112%	111%	111%	110%
	103%	66%	70%	75%	79%	83%	88%	92%	96%	101%	105%	109%	111%	111%	111%	111%	110%	110%	109%	109%	108%	108%
	102%	65%	69%	73%	78%	82%	86%	91%	95%	99%	104%	108%	109%	109%	109%	108%	108%	107%	107%	106%	106%	106%
	101%	63%	68%	72%	76%	81%	85%	89%	93%	98%	102%	106%	107%	107%	106%	106%	105%	105%	105%	104%	104%	103%
Operating	100%	62%	66%	70%	75%	79%	83%	88%	92%	96%	101%	105%	105%	104%	104%	103%	103%	103%	102%	102%	101%	101%
Profit	99%	60%	65%	69%	73%	78%	82%	86%	91%	95%	99%	103%	102%	102%	101%	101%	101%	100%	100%	99%	99%	99%
	98%	59%	63%	68%	72%	76%	81%	85%	89%	93%	98%	100%	100%	99%	99%	99%	98%	98%	97%	97%	97%	96%
	97%	58%	62%	66%	70%	75%	79%	83%	88%	92%	95%	98%	97%	97%	97%	96%	96%	95%	95%	95%	94%	94%
	96%	56%	60%	65%	69%	73%	78%	82%	86%	91%	93%	95%	95%	95%	94%	94%	93%	93%	93%	92%	92%	91%
	95%	55%	59%	63%	68%	72%	76%	81%	85%	88%	91%	93%	93%	92%	92%	91%	91%	91%	90%	90%	89%	89%
	94%	53%	58%	62%	66%	70%	75%	79%	83%	86%	88%	91%	90%	90%	89%	89%	89%	88%	88%	87%	87%	87%
	93%	52%	56%	60%	65%	69%	73%	78%	81%	83%	86%	88%	88%	87%	87%	87%	86%	86%	85%	85%	85%	84%
	92%	50%	55%	59%	63%	68%	72%	76%	79%	81%	83%	86%	86%	85%	85%	84%	84%	83%	83%	83%	82%	82%
	91%	49%	53%	58%	62%	66%	71%	74%	76%	79%	81%	84%	83%	83%	82%	82%	82%	81%	81%	80%	80%	79%
	90%	47%	52%	56%	60%	65%	69%	71%	74%	76%	79%	81%	81%	80%	80%	80%	79%	79%	78%	78%	77%	77%
	89%	46%	50%	55%	59%	63%	67%	69%	71%	74%	76%	79%	78%	78%	78%	77%	77%	76%	76%	76%	75%	75%
	88%	45%	49%	53%	58%	62%	64%	67%	69%	72%	74%	76%	76%	76%	75%	75%	74%	74%	74%	73%	73%	72%
	87%	43%	48%	52%	56%	59%	62%	64%	67%	69%	72%	74%	74%	73%	73%	72%	72%	72%	71%	71%	70%	70%
	86%	42%	46%	50%	55%	57%	59%	62%	64%	67%	69%	72%	71%	71%	70%	70%	70%	69%	69%	68%	68%	68%
	85%	40%	45%	49%	52%	55%	57%	59%	62%	64%	67%	69%	69%	68%	68%	68%	67%	67%	66%	66%	66%	65%
	84%	39%	43%	47%	50%	52%	55%	57%	60%	62%	64%	67%	66%	66%	66%	65%	65%	64%	64%	64%	63%	63%
	83%	37%	42%	45%	47%	50%	52%	55%	57%	60%	62%	64%	64%	64%	63%	63%	62%	62%	62%	61%	61%	60%
	82%	36%	40%	43%	45%	47%	50%	52%	55%	57%	60%	62%	62%	61%	61%	60%	60%	60%	59%	59%	58%	58%
	81%	35%	38%	40%	43%	45%	48%	50%	52%	55%	57%	60%	59%	59%	58%	58%	58%	57%	57%	56%	56%	56%
	80%	33%	35%	38%	40%	43%	45%	48%	50%	52%	55%	57%	57%	57%	56%	56%	55%	55%	54%	54%	54%	53%
	79%	31%	33%	35%	38%	40%	43%	45%	48%	50%	53%	55%	55%	54%	54%	53%	53%	52%	52%	52%	51%	51%
	78%	28%	31%	33%	35%	38%	40%	43%	45%	48%	50%	53%	52%	52%	51%	51%	51%	50%	50%	49%	49%	48%
	77%	26%	28%	31%	33%	36%	38%	40%	43%	45%	48%	50%	50%	49%	49%	49%	48%	48%	47%	47%	47%	46%
	76%	23%	26%	28%	31%	33%	36%	38%	40%	43%	45%	48%	47%	47%	47%	46%	46%	45%	45%	45%	44%	44%
	75%	21%	23%	26%	28%	31%	33%	36%	38%	41%	43%	45%	45%	45%	44%	44%	43%	43%	43%	42%	42%	41%
		90%	91%	92%	93%	94%	95%	96%	97%	98%	99%	100%	101%	102%	103%	104%	105%	106%	107%	108%	109%	110%

Revenue

Step 2: Determine the number of Performance Shares credited as an Actual Award by determining the Performance Share Percentage (Step 1) and multiplying that percentage by the number of Performance Shares subject to Target Award (partial share amounts will be rounded up to the next whole share)

•      The maximum number of Performance Shares that may be credited as an Actual Award is 115% of the Target Award (the “Maximum Award”)

•      If achievement is below either Other Performance Goal threshold, shares credited are 0% of the Target Award.

•      If achievement is at the threshold level of performance for both Other Performance Goals, shares credited are 21% of the Target Award (“Minimum Award”)

•      Achievement percents are rounded to the nearest whole percent

•      Actual number of Performance Shares credited as Actual Award is calculated based on achievement, rounded up to the next whole share

See below for examples of the Actual Award determination process

Actual Award Determination Examples	Assume: • Maximum Award of 2,875 Performance Shares • Target Award of 2,500 Performance Shares

Example 1

2009 Adjusted Revenue Achievement: 102% of AOP	2009 Adjusted Non-GAAP Operating Profit Achievement: 103% of AOP
Performance Share Percentage According to Matrix: 111% Performance Shares Credited as Actual Award: 2,500 Target X 111% = 2,775 Performance Shares

Example 2

2009 Adjusted Revenue Achievement: 99% of AOP	2009 Adjusted Non-GAAP Operating Profit: 96% of AOP
Performance Share Percentage According to Matrix: 93% Performance Shares Credited as Actual Award: 2,500 Target X 93% = 2,325 Performance Shares